EXHIBIT 10.3

                          TRADEMARK SECURITY AGREEMENT


                     TRADEMARK SECURITY AGREEMENT, dated as of April 2, 2004, by DARLING INTERNATIONAL INC., a Delaware corporation ("Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Administrative Agent for Lenders ("Administrative Agent").

                              W I T N E S S E T H:
                              -------------------

                     WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantor, the Persons named therein as Credit Parties, Administrative Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations for the benefit of Grantor;

                     WHEREAS, Administrative Agent and Lenders are willing to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to Administrative Agent, for itself and the ratable benefit of Lenders, that certain Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

                     WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of Lenders, this Trademark Security Agreement;

                     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

           1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A thereto to the Credit Agreement.

           2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Grantor hereby grants to Administrative Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

                     (a) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

                     (b) all reissues, continuations or extensions of the foregoing;

                     (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

                     (d) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

           3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

           4. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page of this Trademark Security Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                            [signature page follows]













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
           IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                 DARLING INTERNATIONAL INC., AS GRANTOR

                                 By:  /s/ John O. Muse
                                     -----------------------------------------
                                 Name:  John O. Muse
                                       ---------------------------------------
                                 Title:  Executive Vice President
                                        --------------------------------------



                                 ACCEPTED AND ACKNOWLEDGED BY:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION,  as Administrative Agent


                                 By:  /s/ Texas Howard
                                     -----------------------------------------
                                 Name:
                                       ---------------------------------------
                                 Title:
                                        --------------------------------------


                            ACKNOWLEDGMENT OF GRANTOR

STATE OF   Texas           )
         ------------------
                           )  ss.
COUNTY OF  Dallas          )
          -----------------

           On this 1st day of April, 2004 before me personally appeared John O. Muse, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of DARLING INTERNATIONAL INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                               /s/  Peggy J. Jones
                                              -----------------------------
                                              Notary Public

{seal}





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
                                   SCHEDULE I
                                       TO
                          TRADEMARK SECURITY AGREEMENT


                             TRADEMARK REGISTRATIONS
                             -----------------------


----------------------------- ----------------------- --------------------------- ------------------------------- ----------------


OWNER                         TRADEMARK               REGISTRATION/ SERIAL NO.    REGISTRATION/ APPLICATION       COUNTRY
                                                                                  DATE
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Darling                 0118391                     September 4, 1917               U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    (Design)                0517063                     November 1, 1949                U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Torvac                  1705424                     August 4, 1992                  U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Clean Star 2000         2076211                     July 1, 1997                    U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Dairy Boss              2144802                     March 17, 1998                  U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Boss Hog                2149597                     April 7, 1998                   U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Esteem                  2173792                     July 14, 1998                   U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------



                                       4

----------------------------- ----------------------- --------------------------- ------------------------------- ----------------
OWNER                         TRADEMARK               REGISTRATION/ SERIAL NO.    REGISTRATION/ APPLICATION       COUNTRY
                                                                                  DATE
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Promeal                 2182756                     August 18, 1998                 U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    (Design)                2204928                     November 24, 1998               U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Peptide Plus            2241902                     April 27, 1999                  U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Darling Restaurant      2342415                     April 18, 2000                  U.S.
                              Services
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    The Grease Team         2344569                     April 25, 2000                  U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    Clean Star              2345825                     April 25, 2000                  U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------

Darling International Inc.    C-Meal                  2369226                     July 18, 2000                   U.S.
----------------------------- ----------------------- --------------------------- ------------------------------- ----------------









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